SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2006

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  000-25032               25-1724540
 ----------------------------       ------------         -------------------
 (State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                 File Number)         Identification No.)


             600 Mayer Street, Bridgeville, Pennsylvania        15017
        ----------------------------------------------------  ----------
               (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

          On July 20, 2006, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the second quarter ended June 30, 2006. A copy of the press release is attached hereto.

          The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By:  /s/ Richard M. Ubinger
                                        -------------------------------------
                                        Vice President of Finance,
                                        Chief Financial Officer and Treasurer

Dated:  July 20, 2006

                                [GRAPHIC OMITTED]


CONTACTS:  Richard M. Ubinger                          June Filingeri
           Vice President of Finance,                  President
           Chief Financial Officer and Treasurer       Comm-Partners LLC
           (412) 257-7606                              (203) 972-0186

FOR IMMEDIATE RELEASE
---------------------

         UNIVERSAL STAINLESS REPORTS RECORD SECOND QUARTER 2006 RESULTS
                  - EPS reaches $0.69 on sales of $48 million -
                        - Backlog rises to $128 million -

          BRIDGEVILLE, PA, July 20, 2006 - Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) reported today that net income for the second quarter of 2006 rose 41% to a record $4.6 million, or $0.69 per diluted share, on a 15% increase in sales, which reached a record $48.0 million. This compares with net income of $3.3 million, or $0.50 per diluted share, and sales of $41.9 million reported in the second quarter of 2005. Net income for the six-months ended June 30, 2006 was $8.5 million, or $1.29 per diluted share, on sales of $93.0 million, in comparison to net income of $6.2 million, or $0.96 per diluted share, and sales of $84.9 million in the year ago period.
          Second quarter 2006 diluted EPS exceeded the Company's forecasted range of $0.60 to $0.65 and sales were at the high end of the expected range of $43 to $48 million.
          President and CEO Mac McAninch commented: "Our growth momentum continued in the second quarter because of the strength of our markets, the benefits of our capital investment program and the effectiveness of our pricing strategy. Aerospace demand continues to be a powerful driver in our marketplace, especially in the requirement for remelted grades of steel, which is also reflected in our growing record backlog. We were better able to respond to that opportunity in the second quarter with the full benefit of our new vacuum-arc remelt (VAR) furnace, which contributed to record sales for both segments of our company. We are working to get our seventh VAR furnace operational before the end of August. Our capital investments and our workforce additions enabled us to meet our customer demand more effectively.
          "Mr. McAninch concluded: "We expect our growth to continue in the third quarter and are optimistic about the balance of the year and beyond. Our optimism is based upon the positive outlook for all our end markets, the continuing acute needs of our customers and global opportunities for our products."

USAP REPORTS RECORD 2006 SECOND QUARTER RESULTS                    - Page 2 -

Segment Review
--------------

     In the second quarter of 2006, the Universal Stainless & Alloy Products segment had record sales of $45.7 million and record operating income of $5.8 million, yielding an operating margin of 13%. This compares with second quarter 2005 sales of $37.2 million and operating income of $3.6 million, or 10% of sales. In the first quarter of 2006, sales were $39.1 million and operating income was $4.9 million, or 13% of sales.

     The 23% increase in sales from the 2005 second quarter and the 17% increase over the 2006 first quarter reflect the full-quarter contribution of a new vacuum-arc remelt furnace installed in December 2005 in the Company's Bridgeville facility as well as from two additional milling machines and a new plate flattener added in the 2006 first quarter. The increase in sales over the 2005 second quarter also was due to higher product prices and a continued favorable product mix, including strong growth in shipments of bar and plate products to service centers and OEMs and of special shape products, which offset lower shipments to rerollers. Increased shipments to service centers and OEMs also contributed to the sales growth over the prior quarter. Operating income rose 60% from the 2005 second quarter and 18% from the 2006 first quarter due to the improved pricing and mix of products shipped and enhanced operating efficiency due to the capital investments.

     The Dunkirk Specialty Steel segment reported second quarter 2006 record sales of $16.2 million and record operating income of $2.3 million, resulting in an operating margin of 14%. This compares with sales of $12.4 million and operating income of $1.8 million, or 15% of sales, in the second quarter of 2005. In the first quarter of 2006 sales were $14.0 million and operating income of $1.5 million, resulting in an operating margin of 10%.

     Dunkirk's sales increased 31% over the 2005 second quarter and 16% over the 2006 first quarter due to improved feedstock supply from the Bridgeville facility and workforce additions that helped increase throughput. The sales growth over both prior periods also reflected higher selling prices and increased shipments of bar and wire products to service centers and OEMs. Those factors also contributed to a 23% increase in operating income over the 2005 second quarter and a 54% increase over the 2006 first quarter, which had been impacted by the higher cost of raw materials at the time of feedstock procurement.

Business Outlook
----------------

The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

     The Company estimates that third quarter 2006 sales will range from $45 to $50 million and that diluted EPS will range from $0.65 to $0.70. This compares with sales of $43.1 million and diluted EPS of $0.51 in the third quarter of 2005.

USAP REPORTS RECORD 2006 SECOND QUARTER RESULTS                    - Page 3 -

          The following factors were considered in developing these estimates:

o The Company's total backlog at June 30, 2006 approximated $128 million compared to $118 million at March 31, 2006, reflecting robust aerospace demand and continued strong power generation, petrochemical and tool steel markets.

o Sales from the Dunkirk Specialty Steel segment are expected to increase to $17 million due to the increased capability of the Bridgeville facility to supply remelted steel feedstock as well as from the increased headcount.

Webcast
-------

     A simultaneous Webcast of the Company's conference call discussing the second quarter of 2006 and the third quarter outlook, scheduled at 10:00 a.m. (Eastern) today, will be available on the Company's website at www.univstainless.com, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 12:00 noon (Eastern) today and continuing through July 27th. It can be accessed by dialing 706-645-9291, passcode 2702994. This is a toll call.

About Universal Stainless & Alloy Products, Inc.
------------------------------------------------

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to rerollers, forgers, service centers, original equipment manufacturers and wire redrawers.

Forward-Looking Information Safe Harbor
---------------------------------------

     Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -


                               UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                                          FINANCIAL HIGHLIGHTS
                         (Dollars in thousands, except per share information)
                                              (Unaudited)


                                CONSOLIDATED STATEMENT OF OPERATIONS


                                                For the Quarter Ended           For the Six-Months Ended
                                                       June 30,                         June 30,
                                                 2006            2005             2006             2005
                                                 ----            ----             ----             ----
Net Sales
---------
Stainless steel                              $  35,015       $  34,205        $  68,433        $  67,824
Tool steel                                       7,410           4,359           13,237           10,376
High-strength low alloy steel                    3,241           1,642            5,793            2,764
High-temperature alloy steel                     1,744             711            4,113            1,736
Conversion services                                504             850            1,233            1,964
Other                                              105              96              147              218
                                              --------        --------         --------         --------
    Total net sales                             48,019          41,863           92,956           84,882
Cost of products sold                           37,692          34,197           74,012           70,607
Selling and administrative expenses              2,879           2,385            5,135            4,292
                                              --------        --------         --------         --------
    Operating income                             7,448           5,281           13,809            9,983
Interest expense                                  (269)           (200)            (535)            (372)
Other income                                         2               3                4               63
                                              --------        --------         --------         --------
    Income before taxes                          7,181           5,084           13,278            9,674
Income tax provision                             2,585           1,831            4,780            3,483
                                              --------        --------         --------         --------
    Net income                               $   4,596       $   3,253        $   8,498        $   6,191
                                              ========        ========         ========         ========

Earnings per share - Basic                   $    0.72       $    0.51        $    1.32        $    0.97
                                              ========        ========         ========         ========
Earnings per share - Diluted                 $    0.69       $    0.50        $    1.29        $    0.96
                                              ========        ========         ========         ========

Weighted average shares of
Common Stock outstanding
    Basic                                    6,426,374       6,363,831        6,421,848        6,357,189
    Diluted                                  6,615,204       6,451,326        6,588,813        6,459,901

-------------------------------------------------------------------------------------------------------------------

                                     MARKET SEGMENT INFORMATION


                                                For the Quarter Ended           For the Six-Months Ended
                                                       June 30,                         June 30,
                                                 2006            2005            2006              2005
                                                 ----            ----            ----              ----
Net Sales
---------
Service centers                              $  26,318       $  17,050        $  49,356        $  35,357
Rerollers                                        7,377          11,250           15,224           23,278
Forgers                                          6,857           7,907           14,421           14,170
Original equipment manufacturers                 4,956           2,598            9,555            4,922
Wire redrawers                                   1,876           2,113            3,020            4,985
Conversion services                                504             850            1,233            1,964
Other                                              131              95              147              206
                                              --------        --------         --------         --------
    Total net sales                          $  48,019       $  41,863        $  92,956        $  84,882
                                              ========        ========         ========         ========

Tons shipped                                    12,741          13,383           24,785           28,613
                                              ========        ========         ========         ========


                                                 BUSINESS SEGMENT RESULTS


Universal Stainless & Alloy Products Segment

                                                For the Quarter Ended           For the Six-Months Ended
                                                       June 30,                         June 30,
                                                 2006           2005             2006              2005
                                                 ----           ----             ----              ----
Net Sales
---------
Stainless steel                              $  22,444       $  23,536        $  46,011        $  45,313
Tool steel                                       7,254           4,247           12,614           10,154
High-strength low alloy steel                    1,690             920            2,929            1,313
High-temperature alloy steel                       718             703            1,759            1,728
Conversion services                                384             705              922            1,656
Other                                               72              43              112              160
                                              --------        --------         --------         --------
                                                32,562          30,154           64,347           60,324
Intersegment                                    13,138           7,003           20,490           15,258
                                              --------        --------         --------         --------

    Total net sales                             45,700          37,157           84,837           75,582
Material cost of sales                          20,346          18,454           37,754           38,280
Operation cost of sales                         17,484          13,304           32,735           28,083
Selling and administrative expenses              2,026           1,755            3,555            2,896
                                              --------        --------         --------         --------

    Operating income                         $   5,844       $   3,644        $  10,793        $   6,323
                                              ========        ========         ========         ========


Dunkirk Specialty Steel Segment

                                                For the Quarter Ended          For the Six-Months Ended
                                                       June 30,                         June 30,
                                                 2006           2005             2006             2005
                                                 ----           ----             ----             ----
Net Sales
---------
Stainless steel                              $  12,571       $  10,669        $  22,422        $  22,511
Tool steel                                         156             112              623              222
High-strength low alloy steel                    1,551             722            2,864            1,451
High-temperature alloy steel                     1,026               8            2,354                8
Conversion services                                120             145              311              308
Other                                               33              53               35               58
                                              --------        --------         --------         --------
                                                15,457          11,709           28,609           24,558
Intersegment                                       722             663            1,557            1,481
                                              --------        --------         --------         --------

    Total net sales                             16,179          12,372           30,166           26,039
Material cost of sales                           8,938           6,442           16,909           13,556
Operation cost of sales                          4,131           3,465            7,953            7,389
Selling and administrative expenses                853             630            1,580            1,396
                                              --------        --------         --------         --------

    Operating income                         $   2,257       $   1,835        $   3,724        $   3,698
                                              ========        ========         ========         ========


                                         CONSOLIDATED BALANCE SHEET


                                                                 June 30,     December 31,
                                                                   2006          2005
                                                                   ----          ----
Assets
------
Cash                                                         $      512       $       620
Accounts receivable, net                                         32,843            27,963
Inventory                                                        59,129            51,398
Deferred taxes                                                    1,398             1,084
Other current assets                                              1,452             1,706
                                                              ---------        ----------

    Total current assets                                         95,334            82,771
Property, plant & equipment, net                                 49,560            45,761
Other assets                                                        498               495
                                                              ---------        ----------

    Total assets                                             $  145,392       $   129,027
                                                              =========        ==========

Liabilities and Stockholders' Equity
------------------------------------
Trade accounts payable                                       $   13,660       $    12,579
Deferred revenue                                                  4,326               384
Accrued employment costs                                          3,981             2,958
Outstanding checks in excess of bank balance                      3,386             3,101
Current portion of long-term debt                                 2,459             1,555
Other current liabilities                                         1,173               530
                                                              ---------        ----------

    Total current liabilities                                    28,985            21,107
Bank revolver                                                     6,831             6,117
Long-term debt                                                   10,018            11,200
Deferred taxes                                                    9,609             9,600
                                                              ---------        ----------

    Total liabilities                                            55,443            48,024
Stockholders' equity                                             89,949            81,003
                                                              ---------        ----------

    Total liabilities and stockholders' equity               $  145,392       $   129,027
                                                              =========        ==========



                                      CONSOLIDATED STATEMENT OF CASH FLOW DATA

                                        For the Six-month Period Ended June 30,

                                                                2006              2005
                                                                ----              ----
Cash flows provided by operating activities:
  Net income                                                 $    8,498       $     6,191
  Adjustments to reconcile to net cash
    provided by operating activities:
      Depreciation and amortization                               1,639             1,532
      Loss on retirement of fixed assets                              -               342
      Deferred tax (decrease) increase                             (343)              412
      Stock based compensation expense                              126                 -
      Tax benefit from exercise of stock options                      -               115
      Excess tax benefits from share-based
         payment arrangements                                      (115)                -
  Changes in assets and liabilities:
      Accounts receivable, net                                   (4,880)           (3,107)
      Inventory                                                  (7,731)           (9,955)
      Trade accounts payable                                      1,081             4,731
      Deferred revenue                                            3,942               151
      Accrued employment costs                                    1,023             1,045
      Other, net                                                    899               890
                                                              ---------        ----------
Cash flow provided by operating activities                        4,139             2,347
                                                              ---------        ----------
Cash flow used in investing activities:
  Capital expenditures                                           (5,290)           (2,931)
                                                              ---------        ----------
Cash flow used in investing activities                           (5,290)           (2,931)
                                                              ---------        ----------
Cash flows used in financing activities:
  Revolving credit net borrowings                                   714            (4,057)
  Proceeds from long-term debt                                            -         8,050
  Long-term debt repayments                                        (278)             (618)
  Net change in outstanding checks in excess
    of bank balance                                                 285            (2,186)
  Proceeds from issuance of common stock                            207               312
  Excess tax benefits from share-based payment
arrangements                                                        115                 -
                                                              ---------        ----------
Cash flow used in financing activities                            1,043             1,501
                                                              ---------        ----------

    Net cash flow                                       $          (108)      $       917
                                                              =========        ==========
